                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)  February 1, 2005
                                                  ----------------

                          BECTON, DICKINSON AND COMPANY
-------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                    New Jersey
-------------------------------------------------------------------------------
                   (State or Other Jurisdiction of Incorporation)

                001-4802                                 22-0760120
-------------------------------------------------------------------------------
        (Commission File Number)             (IRS Employer Identification No.)

   1 Becton Drive, Franklin Lakes, New Jersey                   07417-1880
-------------------------------------------------------------------------------
    (Address of Principal Executive Offices)                    (Zip Code)

                             (201) 847-6800
-------------------------------------------------------------------------------
               (Registrant's Telephone Number, Including Area Code


                                   N/A
-------------------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

    Check the appropriate box below if the Form 8-K Filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

    [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230425)

    [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

    [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

    [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01         Entry Into a Material Definitive Agreement.

On February 1, 2005, the non-employee members of the Board of Directors of Becton, Dickinson and Company ("BD") were granted certain equity-based compensation awards, the terms of which are attached hereto as Exhibit 10.1.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On February 1, 2005, Harry N. Beaty and Frank A. Olson retired from BD's Board of Directors pursuant to BD's mandatory director retirement policy.

Item 5.03         Amendments to Articles of Incorporation or By-laws;
                  Change in Fiscal Year.

On February 1, 2005, the Board of Directors of BD amended the By-laws of the Company to reflect amendments to the charters of certain Board Committees. A copy of BD's Amended and Restated By-laws as of February 1, 2005 is filed as
Exhibit 3.1 to this report.

Item 8.01         Other Events.

On February 1, 2005, BD issued a press release announcing the declaration of a quarterly dividend. A copy of the press release is attached hereto as
Exhibit 99.1.

On February 1, 2005, BD issued a press release announcing the voting results of its Annual Meeting of Shareholders. A copy of the press release is attached hereto as Exhibit 99.2.

Item 9.01         Financial Statements and Exhibits

(c) Exhibits.

 3.1           By-laws of BD, as amended and restated as of February 1, 2005.

10.1 Terms of Awards Granted to Non-Employee Directors under 2004 Employee and Director Equity-Based Compensation Plan.

99.1 Press release dated February 1, 2005, which is filed pursuant to Item 8.01.

99.2 Press release dated February 1, 2005, which is filed pursuant to Item 8.01.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           BECTON, DICKINSON AND COMPANY
                                                  (Registrant)



                                           By: /s/ Dean J. Paranicas
                                               --------------------------------
                                                   Dean J. Paranicas
                                                   Vice President, Corporate
                                                   Secretary and Public Policy


Date: February 3, 2005

                                INDEX TO EXHIBITS
                                -----------------


   Exhibit
   Number        Description of Exhibits
   ------        -----------------------
    3.1          Amended and Restated By-laws of the Company as of February 1,
                 2005.

   10.1          Terms of Awards Granted to Non-Employee Directors under 2004
                 Employee and Director Equity Based Compensation Plan.

   99.1 Press release dated February 1, 2005, which is attached hereto pursuant to Item 8.01.

   99.2 Press release dated February 1, 2005, which is attached hereto pursuant to Item 8.01.
